UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number

811-05216

ELFUN INTERNATIONAL EQUITY FUND

(Exact name of registrant as specified in charter)

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 09/30/11

Item 1.	Schedule of Investments

Elfun International Equity Fund

Schedule of Investments (dollars in thousands)—September 30, 2011 (unaudited)

Common Stock—96.2% †	Number of Shares	Fair Value
Australia—1.3%
Brambles Ltd.	296,957	$1,839
Lynas Corporation Ltd.	1,257,616	1,293	(a)
		3,132

Brazil—1.5%
Petroleo Brasileiro S.A. ADR	108,226	2,242
Vale S.A. ADR	70,055	1,471
		3,713

Canada—4.5%
Canadian Natural Resources Ltd.	55,563	1,641
Kinross Gold Corp.	173,945	2,599
Potash Corporation of Saskatchewan Inc.	96,843	4,229
Suncor Energy Inc.	94,237	2,420
		10,889

China—1.7%
Baidu Inc. ADR	25,715	2,749	(a)
Bank of China Ltd.	3,500,976	1,083
Zhuzhou CSR Times Electric Company Ltd.	75,059	123
		3,955

Denmark—0.4%
AP Moller—Maersk A/S	76	447
Carlsberg A/S	7,570	449
		896

France—9.4%
Accor S.A.	34,032	908
AXA S.A.	177,632	2,314
BNP Paribas	84,872	3,351
Cap Gemini S.A.	50,253	1,673
Cie Generale d’Optique Essilor International S.A.	56,575	4,074
European Aeronautic Defence and Space Company N.V.	62,634	1,763
LVMH Moet Hennessy Louis Vuitton S.A.	10,374	1,371
Safran S.A.	111,775	3,424
Schneider Electric S.A.	15,656	839
Total S.A.	22,626	1,000
Vinci S.A.	42,081	1,808
		22,525

Germany—10.6%
Adidas AG	34,711	2,115
Bayer AG	38,268	2,115
Daimler AG	19,518	869
Deutsche Boerse AG	29,701	1,504
Fresenius SE & Company KGAA	36,882	3,283

Linde AG	38,703	5,187
Metro AG	55,429	2,356
SAP AG	46,361	2,362
Siemens AG	46,528	4,192
ThyssenKrupp AG	59,527	1,465
		25,448

Hong Kong—2.8%
AIA Group Ltd.	1,007,316	2,866
Hutchison Whampoa Ltd.	289,048	2,140
Wharf Holdings Ltd.	341,043	1,687
		6,693

India—1.6%
ICICI Bank Ltd.	89,656	1,581
Larsen & Toubro Ltd.	56,742	1,563
Power Grid Corporation of India Ltd.	397,151	799
		3,943

Ireland—0.8%
WPP PLC	196,209	1,816

Italy—0.3%
ENI S.p.A.	44,134	778

Japan—13.6%
Daikin Industries Ltd.	77,400	2,218
FANUC Corp.	20,900	2,881
Mitsubishi Corp.	160,000	3,260
Mitsubishi Heavy Industries Ltd.	195,000	823	(a)
SMC Corp.	14,600	2,135
Softbank Corp.	106,299	3,112
Sony Financial Holdings Inc.	155,000	2,368
Sumitomo Realty & Development Company Ltd. (REIT)	109,000	2,097
Suzuki Motor Corp.	246,031	5,427
The Bank of Yokohama Ltd.	449,990	2,258
Toyota Motor Corp.	48,982	1,680
Unicharm Corp.	88,400	4,243
		32,502

Mexico—0.8%
America Movil SAB de C.V. ADR	85,992	1,899

Netherlands—2.9%
ING Groep N.V.	338,945	2,394	(a)
Koninklijke Ahold N.V.	71,399	841
Koninklijke Philips Electronics N.V.	77,865	1,399
Unilever N.V., CVA	71,156	2,256
		6,890

Russian Federation—0.3%
Mobile Telesystems OJSC ADR	60,114	739

Singapore—1.4%
United Overseas Bank Ltd.	255,525	3,298

South Africa—0.5%
MTN Group Ltd.	77,718	1,275

South Korea—2.8%
Hyundai Motor Co.	12,390	2,166
Samsung Electronics Company Ltd.	6,490	4,532
		6,698

Spain—2.0%
Banco Santander S.A.	345,280	2,827	(h)
Telefonica S.A.	104,005	1,996
		4,823

Sweden—1.6%
Hexagon AB	122,815	1,595
Telefonaktiebolaget LM Ericsson	232,907	2,234
		3,829

Switzerland—7.7%
Credit Suisse Group AG	64,953	1,696
Nestle S.A.	120,712	6,632
Novartis AG	93,268	5,199
Syngenta AG	12,506	3,243
Zurich Financial Services AG	7,736	1,608
		18,378

Taiwan—2.5%
Delta Electronics Inc.	716,000	1,677
Taiwan Semiconductor Manufacturing Company Ltd.	1,785,400	4,019
Taiwan Semiconductor Manufacturing Company Ltd. ADR	17,288	198
		5,894

United Kingdom—25.2%
Aggreko PLC	38,742	974
Autonomy Corporation PLC	66,727	2,637	(a)
BG Group PLC	135,886	2,598
BHP Billiton PLC	172,260	4,597	(h)
Diageo PLC	221,335	4,216
G4S PLC††	106,367	440
G4S PLC††	64,659	263
HSBC Holdings PLC	781,176	5,977
International Consolidated Airlines Group S.A.	294,875	696	(a)
Lloyds Banking Group PLC	4,055,593	2,175	(a)
National Grid PLC	457,276	4,528
Prudential PLC	478,976	4,109
Reckitt Benckiser Group PLC	82,607	4,181
Rio Tinto PLC	102,477	4,540
Royal Dutch Shell PLC	250,645	7,736
Standard Chartered PLC	114,175	2,276
Tesco PLC	375,669	2,198
The Capita Group PLC	113,050	1,237
Vodafone Group PLC	1,864,056	4,799
		60,177

Total Common Stock		230,190
(Cost $251,923)

Preferred Stock—1.5%
Volkswagen AG	26,754	3,536
(Cost $3,022)

Other Investments—0.0%*
GEI Investment Fund		82	(k)
(Cost $84)

Total Investments in Securities		233,808
(Cost $255,029)

Short-Term Investments—2.0%
GE Institutional Money Market Fund Investment Class
0.09%		4,699	(d,k)
(Cost $4,699)

Total Investments		238,507
(Cost $259,728)

Other Assets and Liabilities net—0.3%		707

NET ASSETS—100.0%		$239,214

Other Information

The Fund had the following short futures contracts open at September 30, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index Futures	December 2011	15	$(434)	$(15)
FTSE 100 Index Futures	December 2011	5	(396)	1
Topix Index Futures	December 2011	2	(197)	(3)

				$(17)

The Fund was invested in the following categories at September 30, 2011 (unaudited):

Industry	Percentage (based on Fair Value)
Diversified Financial Services	10.47%
Integrated Oil & Gas	7.03%
Automobile Manufacturers	5.73%
Wireless Telecommunication Services	4.96%
Diversified Metals & Mining	4.37%
Life & Health Insurance	3.92%
Packaged Foods & Meats	3.73%
Semiconductors	3.67%
Household Products	3.53%
Industrial Conglomerates	3.24%
Fertilizers & Agricultural Chemicals	3.13%
Pharmaceuticals	3.07%
Industrial Machinery	2.45%
Aerospace & Defense	2.17%
Industrial Gases	2.17%
Application Software	2.10%

Multi-Utilities	1.90%
Distillers & Vintners	1.77%
Healthcare Supplies	1.71%
Multi-Line Insurance	1.64%
Diversified Real Estate Activities	1.59%
Apparel, Accessories & Luxury Goods	1.46%
Construction & Engineering	1.41%
Healthcare Services	1.38%
Trading Companies & Distributors	1.37%
Food Retail	1.27%
Steel	1.23%
Diversified Support Services	1.18%
Internet Software & Services	1.15%
Gold	1.09%
Hypermarkets & Super Centers	0.99%
Regional Banks	0.95%
Communications Equipment	0.94%
Building Products	0.93%
Integrated Telecommunication Services	0.84%
Advertising	0.76%
Diversified Capital Markets	0.71%
Electronic Components	0.70%
IT Consulting & Other Services	0.70%
Oil & Gas Exploration & Production	0.69%
Electronic Equipment & Instruments	0.67%
Specialized Finance	0.63%
Human Resource & Employment Services	0.52%
Electrical Components & Equipment	0.40%
Hotels, Resorts & Cruise Lines	0.38%
Electric Utilities	0.34%
Security & Alarm Services	0.29%
Airlines	0.29%
Brewers	0.19%
Marine	0.19%

98.00%

Short-Term and Other Investments	Percentage (based on Fair Value)
Short-Term	1.97%
Other Investments	0.03%

2.00%

100.00%

Notes to Schedules of Investments (dollars in thousands) – September 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest as of a particular date. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities amounted to $5,972, $9,157 and $29,817 or 2.96%, 4.92% and 8.23% of the net assets of the Elfun Diversified Fund, Elfun Money Market Fund and Elfun Income Fund respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At September 30, 2011, all or a portion of this security is reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at September 30, 2011.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(l)	Escrowed to maturity Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m)	Pre refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n)	The security is insured by AMBAC, AGC, AGMC, MBIA, FSA or FGIC. The Elfun Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 2011 (as a percentage of net assets) as follows:

AMBAC	7.67%
FSA	7.34%

(o)	Securities in default.

(p)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(q)	Illiquid Securities. At September 30, 2011, these securities amounted to $404 and $64 or 0.11% and 0.03% of net assets for the Elfun Income and Elfun Diversified Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(r)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

†	Percentages are based on net assets as of September 30, 2011.
††	Security traded on different exchanges.
*	Less than 0.05%
**	Amount is less than $500.

Abbreviations:

ADR	American Depositary Receipt

AGC	Assured Guaranty Corporation

AGMC	Assured Guaranty Municipal Company

AMBAC	AMBAC Indemnity Corporation

FGIC	Financial Guaranty Insurance Corporation

FSA	Financial Security Assurance

GDR	Global Depositary Receipt

MBIA	Municipal Bond Investors Assurance Corporation

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard & Poor’s Depository Receipts

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To be announced

Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1—Quoted prices for identical investments in active markets.

Level 2—Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement

The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds’ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2011:

(Dollars in Thousands)

Fund	Investments	Level 1	Level 2	Level 3	Total
Elfun International Equity Fund	Investments in Securities †
	Common Stock	$21,691	$208,499	$—	$230,190
	Preferred Stock	—	3,536	—	3,536
	Other Investments	—	82	—	82
	Short-Term Investments	4,699	—	—	4,699

	Total Investments in Securities	$26,390	$212,117	$—	$238,507

	Other Financial Instruments *
	Futures Contracts—Unrealized Depreciation	$(17)	$—	$—	$(17)

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The Funds utilized the fair value pricing service on September 30, 2011, due to events occurring after the close of the portfolio’s primary market and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 2 which were classified as Level 1 at the beginning of the period. The value of securities classified as Level 2 held since the beginning of the period was $212,035 for the fund.

Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of September 30, 2011:

(Dollars in Thousands):

	Asset Derivatives September 30, 2011			Liability Derivatives September 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Elfun International Equity Fund
Equity Contracts	Assets, Net Assets —	1	*	Liabilities, Net Assets —	(18	)*
	Net Unrealized Appreciation/			Net Unrealized Appreciation/
	(Depreciation) on Futures			(Depreciation) on Futures

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows (Dollars in Thousands):

Fund	Cost of investment for Tax purposes	Gross Tax appreciation	Gross Tax depreciation	Net Tax appreciation / (depreciation)
Elfun International Equity Fund	$271,248	$2,226	$(34,967)	$(32,741)

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 3.	EXHIBITS.

Separate certifications by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached: EX-99 CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Elfun International Equity Fund

By:	/s/ DMITRI L. STOCKTON
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date: November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ DMITRI L. STOCKTON
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date: November 22, 2011

By:	S/ ARTHUR A. JENSEN
Arthur A. Jensen Treasurer, Elfun Funds

Date: November 22, 2011